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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



         Date of Report (Date of earliest event reported) April 21, 2004


                                   AGWAY INC.
                                   ---------
             (Exact name of registrant as specified in its charter)


Delaware                          2-22791                             15-0277720
--------------------------------------------------------------------------------
(State or other jurisdiction    (Commission                        (IRS Employer
of incorporation)               File Number)                 Identification No.)


333 Butternut Drive, DeWitt, New York                                      13214
--------------------------------------------------------------------------------
(Address of principal executive offices)                              (Zip Code)



        Registrant's telephone number, including area code (315) 449-6147





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



ITEM 5.   OTHER EVENTS AND REGULATION FD DISCLOSURE

On April 21, 2004, the Company's second amended Chapter 11 Plan of Liquidation ("Plan of Liquidation") was confirmed by the U.S. Bankruptcy Court in the Northern District of New York ("Bankruptcy Court"). The effective date of such Plan of Liquidation has been set as May 1, 2004. As of the effective date, the Plan of Liquidation provides for the dissolution of all debtor companies, other than Agway Inc., which is being retained for the limited purpose of holding the Company's thrift and pension plans pending the resolution and wind-up of matters pertaining to such plans, and Feed Commodities International ("FCI"). A liquidating trust, governed by the liquidating trustee, will be established as of the Plan of Liquidation effective date. Mr. D. Clark Ogle has been appointed as the liquidating trustee and will also serve as the principal officer and sole director of Agway Inc., FCI and Agway's non-debtor subsidiaries, Agway Energy and Telmark. As a result, the current officers and directors of Agway Inc. and Agway's non-debtor subsidiaries will cease to perform in their capacity as of the effective date of the Plan of Liquidation.

As the sole director and principal officer of Agway Inc., FCI and Agway's non-debtor subsidiaries, Agway Energy and Telmark, the liquidating trustee is authorized to administer its affairs and to take any and all necessary actions to protect and dispose of its assets in an orderly fashion and distribute the proceeds to its creditors in accordance with the Plan of Liquidation.

As of the effective date of the Plan of Liquidation, the indenture trustee and its agents shall be discharged of all their obligations associated with the Agway subordinated debt securities ("Subordinated Debt"), the indenture governing the Subordinated Debt and any related documents, and released from all claims arising in the Chapter 11 cases. As of the effective date, the indenture, with respect to the Subordinated Debt, shall be deemed canceled, except that such cancellation shall not impair the rights of the holders of the Subordinated Debt to receive distribution under the Plan or the rights of the indenture trustee under its charging lien pursuant to the indenture.

As described in the second amended Plan of Liquidation filed by the Company and now confirmed by the Bankruptcy Court, the estimated recovery of general unsecured creditors, including Agway Inc. Subordinated Debt, will be 54% to 66% of the stated value and 0% for the Company's preferred and common stock. Initial distribution under the Plan of Liquidation is expected to occur within 30-45 days of the effective date, and it is anticipated that this initial distribution to the general unsecured creditors, including holders of Agway Subordinated Debt, will total approximately 30%. Further, distributions to unsecured creditors will occur over time as the various outstanding claims of the Company are settled. The exact time frame to settle these outstanding claims is not known at this time, but it is expected that it may take up to three years or more to finalize the resolution of these claims and complete the final distributions to creditors.

Copies of the second amended Plan of Liquidation and related documents filed with the Bankruptcy Court on April 21, 2004 are filed herein as Exhibit 99.


CAUTIONARY STATEMENT FOR PURPOSES OF THE "SAFE HARBOR" PROVISIONS OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995

Agway is including the following cautionary statement in this Form 8-K to make applicable and take advantage of the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995 for any forward-looking statement made by, or on behalf of, Agway. Where any such forward-looking statement includes a statement of the assumptions or basis underlying such forward-looking statement, Agway cautions that, while it believes such assumptions or basis to be reasonable and makes them in good faith, assumed facts or basis almost always vary from actual results, and the differences between assumed facts or basis and actual results can be material, depending upon the circumstances. Certain factors that could cause actual results to differ materially from those projected have been discussed herein and include the factors set forth below. Other factors that could cause actual results to differ materially include uncertainties of economic, competitive and market decisions and future business decisions, all of which are difficult or impossible to predict accurately and many of which are beyond the control of Agway. Where, in any forward-looking statement, Agway, or its management, expresses an expectation or belief as to future results, such expectation or belief is expressed in good faith and believed to have a reasonable basis, but there can be no assurance that the statement of expectation or belief will result or be achieved or accomplished. The words "believe," "expect," "intend" and "anticipate" and similar expressions identify forward-looking statements.


In addition, Agway refers you to the documents the Company files from time to time with the Securities and Exchange Commission, specifically, the Company's most recent Form 10-K, Form 10-Q and its current reports filed on Form 8-K including, among others, the Form 8-K dated March 2, 2004, which contains the Company's amended Chapter 11 Plan and the related Disclosure Statement, the Form 8-K dated December 23, 2003, which contained unaudited consolidated financial statements for Agway and its subsidiaries as of and for the year ended June 30, 2003 and restated unaudited consolidated financial statements as of June 30, 2002 and each of the years in the two-year period then ended. These documents contain and identify important factors that could cause the Company's actual results to differ materially from those contained in Agway's projections or forward looking statements.

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



ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits.

The following exhibits are filed as part of this report.

No.
---

99.1 Debtors' Second Amended Joint Plan of Liquidation Under Chapter 11 of the Bankruptcy Code

99.2 Supplement to Debtors' First Amended Joint Plan of Liquidation under Chapter 11 of the Bankruptcy Code

           --     Draft By-Laws of Agway Inc. As Amended to March 25, 2004

           --     Draft Liquidating Trust Agreement

           -- Draft Disbursing Agent Agreement by and between DRX Distribution Management, Inc. and Agway, Inc., et al.

99.3    Amended Supplement to  Debtors' First  Amended Joint Plan of Liquidation
        Under Chapter 11 of the   Bankruptcy Code

           -- Draft By-Laws of Agway Inc. As Amended to March 25, 2004 (document is not attached as it remains unchanged from original document filed)

           --     Draft Liquidating Trust Agreement

           -- Draft Disbursing Agent Agreement by and between DRX Distribution Management, Inc. and Agway, Inc., et al.(document is not attached as it remains unchanged from original document filed).

99.4 Order Confirming Debtors' Second Amended Joint Plan of Liquidation Under Chapter 11 of the Bankruptcy Code

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



SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   AGWAY INC.
                                  (Registrant)



Date       April 30, 2004          By          /s/ JOHN F. FEENEY
       --------------------            ---------------------------------------
                                                  John F. Feeney
                                               Corporate Controller
                                             (Chief Accounting Officer)













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